SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 8, 2003 (October 7, 2003)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEW YORK (State or other jurisdiction of incorporation)	0-19034 (Commission File Number)	No. 13-3444607 (IRS Employer Identification No.)

777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY (Address of principal executive offices)	10591-6707 (Zip Code)

Registrant’s telephone number, including area code	(914) 347-7000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
PRESS RELEASE

INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

     On October 7, 2003, the Company issued a press release, a copy of which is included as an exhibit to this filing.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99(a) Press Release dated October 7, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Regeneron Pharmaceuticals, Inc.

By: /s/ Stuart Kolinski

Stuart Kolinski Vice President & General Counsel
Date: October 8, 2003